THE ADVISORS' INNER CIRCLE FUND

                        LSV CONSERVATIVE CORE EQUITY FUND
                       LSV CONSERVATIVE VALUE EQUITY FUND

                         SUPPLEMENT DATED JUNE 28, 2007
                                     TO THE
                        PROSPECTUSES DATED MARCH 30, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.


The following replaces the second footnote under the "Annual Fund Operating Expenses (expenses deducted from Fund assets)" table on page 3 of each prospectus:

         ** Effective July 1, 2007, the Fund's Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep the Fund's Actual Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.35%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time.

The following replaces the second paragraph under the "Investment Adviser" section on page 4 of each prospectus:

         Formed in 1994, LSV Asset Management serves as a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2006, LSV had approximately $70.5 billion in assets under management. Effective July 1, 2007, for its services, the Adviser is entitled to an annual investment advisory fee of 0.38% of the average daily net assets of the Fund. The Fund's adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep the Fund's actual total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.35%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 LSV-SK-006-0100

                         THE ADVISORS' INNER CIRCLE FUND

                        LSV CONSERVATIVE CORE EQUITY FUND
                       LSV CONSERVATIVE VALUE EQUITY FUND

                         SUPPLEMENT DATED JUNE 28, 2007
                                     TO THE
        STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MARCH 30, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.


The following replaces the paragraph under the sub-heading "Advisory Fees Paid to the Adviser" section on page S-9 of the SAI:

         ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the average daily net assets of each Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. Effective July 1, 2007, the Adviser has voluntarily agreed to waive fees and reimburse certain expenses of the Fund in order to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.35% of the average daily net assets of each Fund. The Adviser may discontinue all or part of these expense limitation reimbursements at any time.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 LSV-SK-007-0100